CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               September 11, 2003
                                 Date of Report
                        (Date of Earliest Event Reported)

                           Axiom pharmaceuticals, inc.
             (Exact name of registrant as specified in its charter)

     Nevada                            333-36522                75-2853946
(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)
                            US Representative Office
                        4695 Macarthur Court, 11th Floor
                         Newport Beach, California 92660
               (Address of principal executive offices (zip code))

                                 (310) 301-7728
                              (310) 301-7748 (fax)
              (Registrant's telephone number, including area code)

                               8324 Delgany Avenue
                             Playa del Rey, CA 90293
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

On September 11, 2003, the Board of Directors of Axiom Pharmaceuticals, Inc. (the "Company"), promoted Peter Cunningham from his position as Chief Operating Officer to the positions of President and Chief Executive Officer of the Company. The Company's Board of Directors also appointed Lan Hao, its Chief Financial Officer, to serve as a member of its Board of Directors. Mr. Cunningham replaces That Ngo, Ph.D., as the Company's CEO and President. Mr. Hao replaces Dr. Ngo as a director of the Company. See Item 6 below for further details.

The Company has also established its new US corporate headquarters at 4695 Macarthur Court, 11th Floor, Newport Beach, California 92660.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

On September 11, 2003, That Ngo, Ph.D., resigned as the Company's President, Chief Executive Officer and a member of the Company's Board of Directors. Dr. Ngo resigned following a disagreement between himself and the Company's Board of Directors regarding the amount of his compensation. The Company has agreed to pay Dr. Ngo $130,000 as severance for his work in founding the Company's wholly owned operating subsidiary, Shenyang Tianwei Werke Pharmaceutical Co. Ltd. ("STWP"), and his work for the Company since its acquisition of STWP. The Company has advanced Dr. Ngo $90,000 toward this severance agreement and will pay the remaining $40,000 upon execution of a mutually agreed to settlement agreement, which will provide for Dr. Ngo to make himself available to the Company for a period of three months from the date of his resignation; provide mutual releases for the Company and Dr. Ngo; and provide for mutual confidentiality and non-disparagement language. Other than as disclosed herein, there are no disputes between the Company and Dr. Ngo. Dr. Ngo has not submitted any written material to the Company that he has requested to be disclosed in this Current Report on Form 8-K. The Company filed a press release regarding the foregoing matters on September 12, 2003, a copy of which is attached hereto as an exhibit and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c) EXHIBITS

         99.1     Press Release dated September 12, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    September 12, 2003
                                            AXIOM PHARMACEUTICALS, INC.

                                            By: /s/  Lan Hao
                                                -----------------------------
                                                     Lan Hao
                                                     CFO/Authorized Signatory